UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2007

                    Central Hudson Gas & Electric Corporation
             (Exact name of Registrant as specified in its charter)

            New York                     1-3268                  14-0555980
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

284 South Avenue, Poughkeepsie, New York                         12601-4879
(Address of principal executive offices)                         (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 19, 2007, Central Hudson Gas & Electric Corporation (the "Company") entered into a Distribution Agreement dated as of March 19, 2007 (the "Distribution Agreement") with Banc of America Securities, LLC, J.P. Morgan Securities Inc. and McDonald Investments Inc., as agents, under which the Company may issue and sell from time to time up to $140,000,000 aggregate principal amount of its Medium Term Notes, Series F pursuant to its Indenture dated as of April 1, 1992 with U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association) as successor to Morgan Guaranty Trust Company of New York, as trustee. The Company has registered the issuance and sale of the Company's Medium Term Notes, Series F, on a Registration Statement on Form S-3 (Registration No. 333-138510) filed with the Securities and Exchange Commission. A copy of the Distribution Agreement is filed herewith as Exhibit 1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to
Item 6.01 of Regulation S-K:

      1 Distribution Agreement dated March 19, 2007 between the Company, and Banc of America Securities LLC, J.P. Morgan Securities Inc. and McDonald Investments Inc., as agents.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CENTRAL HUDSON GAS & ELECTRIC
                                           CORPORATION


Date: March 19, 2007                       By: /s/ Stacey A. Renner
                                              ----------------------------------
                                              Name: Stacey A. Renner
                                              Title: Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

     1 Distribution Agreement dated March 19, 2007 between the Company, and Banc of America Securities LLC, J.P. Morgan Securities Inc. and McDonald Investments Inc., as agents.